Inventories	12 Months Ended
Dec. 31, 2019
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Inventories
14.	Inventories

	12.31.2019	12.31.2018
Crude oil	3,905	4,150
Oil products	2,274	2,758
Intermediate products	586	610
Natural gas and Liquefied Natural Gas (LNG)	173	122
Biofuels	28	150
Fertilizers	28	78

Total products	6,994	7,868
Materials, supplies and others	1,195	1,119

Total	8,189	8,987

In the year ended December 31, 2019, the Company recognized a US$ 15 loss within cost of sales, adjusting inventories to net realizable value (a US$ 420 loss within cost of sales in the year ended December 31, 2018) primarily due to changes in international prices of crude oil and oil products.
At December 31, 2019, the Company had pledged crude oil and oil products volumes as collateral for the Terms of Financial Commitment (TFC) signed by Petrobras and Petros in 2008, in the amount of US$ 3,525 (US$ 4,496 at December 31, 2018), as set out in note 18.
14.1. Accounting policy for inventories
Inventories are determined by the weighted average cost method adjusted to the net realizable value when it is lower than its carrying amount.
Net realizable value is the estimated selling price of inventory in the ordinary course of business, less estimated cost of completion and estimated expenses to complete its sale.
Crude oil and LNG inventories can be traded or used for production of oil products and/or electricity generation, respectively.
Intermediate products are those product streams that have been through at least one of the refining processes, but still need further treatment, processing or converting to be available for sale.
Biofuels mainly include ethanol and biodiesel inventories.
Materials, supplies and others mainly comprise production supplies and operating materials used in the operations of the Company, stated at the average purchase cost, not exceeding replacement cost.